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                                   EXHIBIT 21


                        SUBSIDIARIES OF PACER TECHNOLOGY

Name of Subsidiary      State or Jurisdiction of Organization        Registrant's Percentage Ownership
------------------      -------------------------------------        ---------------------------------
 Pacer Tech Ltd.,             A United Kingdom Corporation                         100%